UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

March 8, 2024 (March 5, 2024)

Commission File Number 333-271858

DFP HOLDINGS LIMITED

(Exact name of registrant issuer as specified in its charter)

Nevada	32-0672927
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2F-1, No. 178-5, Section 2, Chang’an East Road

Zhongshan District, Taipei City

Taiwan

(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code (886) 2 8772 2001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Section 8 – Other Events

Item 8.01. Other Events.

On March 15, 2024, DFP Holdings Limited, a Nevada corporation (the “Company”), consummated its public offering (the “Offering”) after the effective date of September 8, 2023 of the registration statement on Form S-1. During the Offering period from November 1, 2023, to March 5, 2024, the Company in aggregate sold 2,924,200 shares of its common stock with par value $0.0001 per share (“Common Stock”) to 77 shareholders for $1,462,100 or $0.5 per share, approximately 29% of the number of shares registered under the prospectus on Form S-1.

As of March 5, 2024, the Company has 216,779,700 shares of Common Stock issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DFP HOLDINGS LIMITED
(Name of Registrant)

Date: March 8, 2024	By:	/s/ Hsu Shou Hung
	Title:	Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)